UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2022

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2022, Regional Health Properties, Inc., a Georgia corporation (the “Company” or “RHE”), convened its special meeting (the “Special Meeting”) of the holders of its 10.875% Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Stock”) and the holders of its common stock, no par value (the “Common Stock”). The Special Meeting was called to consider the proposals set forth in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2022 (as it may be supplemented or amended from time to time, the “Proxy Statement/Prospectus”) in connection with the Company’s offer to exchange (the “Exchange Offer”) any and all outstanding shares of the Series A Preferred Stock for newly issued shares of the Company’s 12.5% Series B Cumulative Redeemable Preferred Shares.

Below is a summary of the proposal that was submitted to the holders of Series A Preferred Stock and the holders of Common Stock for approval at the Special Meeting and a tabulation of the votes with respect to such proposal.

Adjournment Proposal

The holders of Series A Preferred Stock and the holders of Common Stock, voting together as a single class, approved the adjournment of the Special Meeting for the purpose of soliciting additional votes for the approval of the Required Proposals (as defined in the Proxy Statement/Prospectus) (the “Adjournment Proposal”). The Special Meeting will be adjourned to, and reconvene at, Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia, on Monday, July 25, 2022 at 10:00 a.m., Eastern Time. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
2,726,501	219,156	41,489	—

Item 7.01	Regulation FD Disclosure.

On June 1, 2022, the Company issued a press release announcing the convening and adjournment of the Special Meeting, the information for the reconvened Special Meeting and the extension of the Exchange Offer, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information provided pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent expressly set forth by specific reference in any such filings.

Item 8.01	Other Events.

Special Meeting

On May 31, 2022, the Company convened the Special Meeting. The Company announced, during the Special Meeting and prior to adjournment of the Special Meeting, that the Special Meeting will be reconvened on Monday, July 25, 2022 at 10:00 a.m., Eastern Time, at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia. The record date for determination of the holders of Series A Preferred Stock and the holders of Common Stock entitled to notice of, and to vote at, the reconvened Special Meeting remains the close of business on February 24, 2022. The Company adjourned the Special Meeting pursuant to the Adjournment Proposal.

Any proxies previously submitted by the holders of Series A Preferred Stock and the holders of Common Stock with respect to the Special Meeting convened and adjourned on May 31, 2022 will continue to be counted. Such holders need not submit a new proxy in order for their votes to be counted. The holders of Series A Preferred Stock and the holders of Common Stock may revoke their proxies as set forth in the Proxy Statement/Prospectus.

Exchange Offer

On June 1, 2022, the Company announced that it is extending the expiration date for the Exchange Offer from 5:00 p.m., New York City time, on May 31, 2022 to 5:00 p.m., New York City time, on July 25, 2022 to allow additional time for the holders of Series A Preferred Stock to tender their shares of Series A Preferred Stock in the Exchange Offer.

Important Cautions Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements in this Current Report on Form 8-K regarding the timing of the reconvened Special Meeting and the Exchange Offer are forward-looking statements.

Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those projected or contemplated by our forward-looking statements due to various factors, including, among others: our dependence on the operating success of our operators; the significant amount of, and our ability to service, our indebtedness; covenants in our debt agreements that may restrict our ability to make investments, incur additional indebtedness and refinance indebtedness on favorable terms; the availability and cost of capital; our ability to raise capital through equity and debt financings or through the sale of assets; the effect of increasing healthcare regulation and enforcement on our operators and the dependence of our operators on reimbursement from governmental and other third-party payors; the relatively illiquid nature of real estate investments; the impact of litigation and rising insurance costs on the business of our operators; the impact on us of litigation relating to our prior operation of our healthcare properties; the effect of our operators declaring bankruptcy, becoming insolvent or failing to pay rent as due; the ability of any of our operators in bankruptcy to reject unexpired lease obligations and to impede our ability to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations; our ability to find replacement operators and the impact of unforeseen costs in acquiring new properties; the impact of COVID-19 on our business and the business of our operators, including without limitation, the extent and duration of the COVID-19 pandemic, increased costs experienced by our operators in connection therewith, and the extent to which government support may be available to our operators to offset such costs and the conditions related thereto; and other factors discussed from time to time in our news releases, public statements and documents filed by us with the SEC from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and we expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Exchange Offer and Where to Find It

In connection with the proposed transaction, RHE filed with the SEC a registration statement on Form S-4 on June 1, 2021 (as amended on July 2, 2021, February 11, 2022 and February 22, 2022) that includes a proxy statement and that also constitutes a prospectus. The registration statement was declared effective by the SEC on February 25, 2022 at 9:00 a.m., Eastern Time. RHE filed the definitive proxy statement/prospectus (as supplemented or amended) in connection with the proposed transaction with the SEC. RHE commenced mailing the definitive proxy statement/prospectus to shareholders on or about February 28, 2022. RHE also filed with the SEC a joint statement on Schedule TO/13E-3 (as supplemented or amended, the “Schedule TO/13E-3”) for the proposed transaction. The definitive proxy statement/prospectus and the Schedule TO/13E-3 will be further supplemented or amended to reflect the changes described in this press release. RHE intends to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the definitive proxy statement/prospectus or registration statement or any other document that RHE may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE SCHEDULE TO/13E-3, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RHE AND THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement, the Schedule TO/13E-3 and the definitive proxy statement/prospectus and all other documents containing important information about RHE and the proposed transaction, once such documents are filed with the SEC, including the definitive proxy statement/prospectus, through the website maintained by the SEC at www.sec.gov. The proxy statement/prospectus included in the registration statement and additional copies of the proxy statement/prospectus will be available for free from RHE.

Participants in the Solicitation

RHE and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of RHE, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in RHE’s proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on October 22, 2021, and RHE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction by reading the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RHE using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release, dated June 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2022	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

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